Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED

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INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

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THE GENERAL HOSPITAL CORPORATION

EXCLUSIVE PATENT LICENSE AGREEMENT

MGH Agreement No: A223525

MGH Case No: 02289 and 23317

This License Agreement (“Agreement”) is made as of the 25th day of March, 2015 (“Effective Date”), by and between Columbia Laboratories Inc., a Delaware corporation, having a principal place of business at Four Liberty Square, Boston, MA 02109 (“Company”) and The General Hospital Corporation, d/b/a Massachusetts General Hospital, a not-for-profit Massachusetts corporation, with a principal place of business at 55 Fruit Street, Boston, Massachusetts 02114 (“Hospital”), each referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS

Hospital, as a center for patient care, research and education, is the co-owner of certain Patent Rights (defined below) and desires to grant a license of those Patent Rights to Company in order to benefit the public by disseminating the results of its research via the commercial development, manufacture, distribution and use of Products and Processes (defined below).

Company has the capability to commercially develop, manufacture, distribute and use Products and Processes for public use and benefit and desires to license such Patent Rights.

Hospital and the Massachusetts Institute of Technology (“MIT”) have entered into an Invention and License Administration Agreement (the “ILAA”) effective April 29, 2003 under which Hospital has been granted exclusive agency rights to grant licenses and options to the Patent Rights hereunder.

For good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1. CERTAIN DEFINITIONS

As used in this Agreement, the following terms shall have the following meanings, unless the context requires otherwise.

1.1 “Affiliate” with respect to either Party shall mean any corporation or other legal entity other than that Party in whatever country organized, controlling, controlled by or under common control with that Party. The term “control” shall mean (i) in the case of Company, direct or

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indirect ownership of fifty percent (50%) or more of the voting securities having the right to elect directors, and (ii) in the case of Hospital, the power, direct or indirect, to elect or appoint fifty percent (50%) or more of the directors or trustees, or to cause direction of management and policies, whether through the ownership of voting securities, by contract or otherwise.

1.2 “Claim” shall mean any pending or issued claim of any Patent Right that has not been permanently revoked, nor held unenforceable or invalid by a decision of a court or other governmental agency of competent jurisdiction that is unappealable or unappealed in the time allowed for appeal.

1.3 “Commercially Reasonable Efforts” shall mean with respect to the efforts to be expended by Company with respect to the objective that is the subject of such efforts, reasonable, good faith efforts and resources to accomplish such objective that a US-based pharmaceutical company of similar size and market capitalization would normally use to accomplish a similar objective under similar circumstances when developing a women’s health product, it being understood and agreed that with respect to the development or commercialization of a Product or Process, such efforts shall be similar to those efforts and resources consistent with the usual practice of such US-based pharmaceutical company in pursuing the development or commercialization of a potential women’s health medical product owned by it or to which it has exclusive rights, with similar product characteristics as the relevant Product or Process.

1.4 “Distributor” shall mean any third party entity to whom Company, a Company Affiliate or a Sublicensee has granted, express or implied, the right to distribute any Product or Process pursuant to Section 2.1(b)(ii).

1.5 “First Commercial Sale” shall mean the initial Sale in an arms-length transaction to a third party anywhere in the applicable License Territory after obtaining necessary marketing and pricing approval from regulatory authorities of a specific Product or Process, but excluding any Sale of a reasonable quantity of Products for clinical trial purposes or marketing samples.

1.6 “License Field” shall mean all human and animal pharmaceutical, therapeutic, preventative, diagnostic and palliative uses, including, without limitation vaginal delivery of pharmaceuticals and shall not include any other field not specifically set forth herein.

1.7 “License Territory” shall mean worldwide.

1.8 “Net Sales” shall be calculated as set forth in this Section 1.8, all in accordance with Generally Accepted Accounting Principles (“GAAP”).

(a)	Subject to the conditions set forth below, “Net Sales” shall mean:

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(i)

(x) the gross amount invoiced, or if no such invoice is issued, the amount received by Company and its Affiliates for or on account of Sales of Products and Processes, and

(y) with respect to royalties based on Net Sales due from Sublicensee as set forth in Section 4.4(a), the gross amount invoiced, or if no such invoice is issued, the amount received by Sublicensee for or on account of Sales of Products and Processes (“Sublicensee Net Sales”);

(ii)	less the following amounts to the extent separately stated on the invoice, actually paid or credited by Company and its Affiliates in effecting such Sale:

1.	amounts repaid or credited by reason of charge-backs, retroactive price reductions, billing errors, rejection or return of applicable Products or Processes, and cash, credit or free goods allowances;

2.	reasonable and customary trade, quantity or cash rebates (including without limitation, government mandated and managed care rebates) or discounts to the extent allowed and taken;

3.	amounts for outbound transportation, insurance, packaging, handling and shipping, but only to the extent separately invoiced in a manner that clearly specifies the charges applicable to the applicable Products; and

4.	import, export, excise and sales taxes, customs duties, value added taxes, and other governmental charges levied on or measured by Sales of Products or Processes, whether paid by or on behalf of Company, but not franchise or income taxes of any kind whatsoever.

(b)	[reserved]

(c)	Specifically excluded from the definition of “Net Sales” are amounts attributable to any Sale of any Product or Process between or among Company and any Company Affiliate and/or Sublicensee, unless the transferee is the end purchaser, user or consumer of such Product or Process.

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(d)	No deductions shall be made for any commissions paid to any individuals or for any costs or expenses of collections.

(e)	Net Sales shall be deemed to have occurred and the applicable Product or Process “Sold” on the earliest of the date of billing, invoicing, delivery or payment or the due date for payment.

(f)	If any Product or Process is Sold at a discounted price that is substantially lower than the customary non-discounted and discounted price charged, or for non-cash consideration (whether or not at a discount), Net Sales for such Product or Process shall be calculated based on the non-discounted cash amount charged to an independent third party for the Product or Process during the same Reporting Period or, in the absence of such transaction, on the fair market value of the Product or Process. Non-cash consideration that could affect any payment due to Hospital hereunder shall not be accepted without the prior written consent of Hospital.

(g)	In the event Company or an Affiliate or Sublicensee (as used in this Section 1.8(g) each a “Combination Product Seller”) uses a functionally active component (for clarity, functionally active components shall exclude routine components including without limitation common buffers and standard cell culture media) not licensed by Hospital to Company hereunder (“Other Components”) to form a product that is a combination of a Product and/or Process and Other Component(s) (a “Combination Product”), Net Sales for the purposes of calculating the royalty owed to Hospital on Sales of such Product and/or Process shall be calculated as described in the subsections below:

(i)

If all Products and/or Processes and Other Components contained in the Combination Product(s) are Sold separately, Net Sales for Sales of Products and/or Processes for the purposes of calculating royalty payments shall be determined by multiplying the greatest of the gross amount invoiced, or if no such invoice is issued the amount received by the Combination Product Seller for or on account of Sales of Combination Products (for the purposes of this Section 1.8(g), the “Gross Sales Price”) by the fraction A/(A+B), in which “A” is the Gross Sales Price of the Product and/or Process portion of the Combination Product when Sold separately during the most recent Reporting Period in the country in which the Sale was made, and “B” is the Gross Sales Price of the Other Components of the Combination Product Sold separately during said Reporting Period in said country. For clarity, a Product or Process that

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THE SUBJECT OF A CONFIDENTIAL

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delivers a drug either sold separately by Company or acquired from a third party shall not be considered a Combination Product with respect to such drug being included in such Product or Process.

(ii)	If the Combination Product contains Products and/or Processes or Other Components not sold separately (and thus the Gross Sales Price is not available for such Products and/or Processes or Other Components), then Net Sales for purposes of determining royalty payments will be calculated as above, but the Gross Sales Price in the above equation shall be determined by mutual agreement reached in good faith by the Parties prior to the end of the accounting period in question based on an equitable method of determining same that takes into account, in the applicable country, variations in dosage units and the relative fair market value of each Other Component in the Combination Product. If the Parties are unable to reach such an agreement prior to the end of the applicable accounting period, then the Parties will refer such matter for dispute resolution pursuant to Section 12.15.

1.9 “Patent Rights” shall mean, inclusively, U.S. patent number 7,833,545, filed on April 29, 2004, and U.S. provisional patent application 62/121,893 filed February 27, 2015, and (a) any patent applications resulting from the provisional applications listed on Appendix A, (b) any foreign counterparts thereof, (c) all divisionals, continuations, continuations in-part (but only to the extent the claims are directed to the subject matter specifically described in the aforementioned applications in this paragraph) thereof, and (d) all patents issued or issuing on any of the foregoing, and any foreign counterparts thereof, together with all registrations, reissues, re-examinations, renewals, supplemental protection certificates, or extensions of any of the foregoing, and any foreign counterparts thereof, as may be further described in Appendix A.

1.10 “Process” shall mean any process, method or service the use or performance of which, in whole or in part:

(a)	absent the license granted hereunder would infringe, or is covered by, one or more Claims of Patent Rights (“Patented Process”); or

(b)	does not meet the requirements of the foregoing clause “(a)” but incorporates or is based upon Technological Information (“Unpatented Process”).

1.11 “Product” shall mean any article, device or composition, the manufacture, use, or sale of which, in whole or in part:

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(a)	absent the license granted hereunder would infringe, or is covered by, one or more Claims of Patent Rights; (“Patented Product”) or

(b)	does not meet the requirements of the foregoing clause “(a)” but incorporates or is based upon Technological Information (“Unpatented Product”).

1.12 “Reporting Period” shall mean each three month period ending March 31, June 30, September 30 and December 31.

1.13 “Sell” (and “Sale” and “Sold” as the case may be) shall mean to sell or have sold, to lease or have leased, to import or have imported for valuable consideration (in the form of cash or otherwise), or otherwise to transfer or have transferred a Product or Process for valuable consideration (in the form of cash or otherwise), and further in the case of a Process to use or perform such Process for the benefit of a third party.

1.14 “Sublicense Income” shall mean consideration in any form received by Company and/or Company’s Affiliate(s) in connection with or otherwise attributable to a grant of a sublicense or any other right, license, privilege or immunity (regardless of whether such grantee is a “Sublicensee” as defined in this Agreement) to make, have made, use, have used, Sell or have Sold Products or Processes, but excluding royalties on or consideration included within Net Sales except to the extent provided under Section 4.4(a). Sublicense Income shall include without limitation any license signing fee, license maintenance fee, milestone payment (other than for a milestone event for which Hospital receives a milestone payment under Section 4.3 hereof), unearned portion of any minimum royalty payment, distribution or joint marketing fee whether or not including sublicense rights, research and development funding in excess of the cost of performing such research and development plus reasonable overhead charges, and any consideration received for an equity interest in, extension of credit to or other investment in Company or Company’s Affiliates to the extent such consideration exceeds the fair market value of the equity or other interest received as determined by agreement of the Parties or by an independent appraiser mutually agreeable to the Parties. Sublicense Income shall not include payments made to reimburse direct costs such as (i) payments or reimbursement for documented sponsored research and/or development activities, valued at the actual direct cost of such activities plus reasonable overhead charges; or (ii) payment or reimbursement of reasonable patent expenses actually incurred or paid by Company and not otherwise reimbursed, or payment of patent expenses required to be paid by Company hereunder. Sublicense Income shall also not include (iii) payments received with respect to a change of control of the Company; and (iv) payments for the purchase of equity in the Company at the fair market value of such equity. In the event a sublicense grants rights to both the Company’s or third party’s patented technology and the Patent Rights and/or Technological Information, the Sublicense Income will be reduced by an amount proportional to the relative value of the Company’s or third party’s patented

CONFIDENTIAL TREATMENT REQUESTED

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INDICATES OMITTED MATERIAL THAT IS

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technology as determined by agreement of the Parties or by an independent appraiser mutually agreeable to the Parties.

1.15 “Sublicensee” shall mean any sublicensee of rights granted in accordance with Section 2.1(a)(ii). For purpose of this Agreement, a Distributor of a Product or Process shall not be included in the definition of Sublicensee unless such Distributor (i) is granted any right to make, have made, use or have used Products or Processes in accordance with Section 2.1(a)(ii), or (ii) has agreed to pay to Company or its Affiliate(s) royalties on such Distributor’s sales of Products or Processes, in which case such Distributor shall be a Sublicensee for all purposes of this Agreement. For clarity, a clinic that is granted the right to use or have used Products or Processes to treat patients shall not be considered a Sublicensee if the Company or its Affiliate(s) do not receive royalties or other payments (other than the price paid for the Product) related to such clinic’s use of Products or Processes

1.16 “Technological Information” shall mean any materials, reports, data summaries, and other information, methods, protocols, data, know-how, or other intellectual property for which no patent has been filed whether or not patentable, but excluding Patent Rights, pertaining to the vaginal ring technology platform that is the subject of the Patent Rights and owned or controlled by Hospital and/or MIT as applicable, as of the Effective Date, with the right to license (other than the Patent Rights). In particular, Technological Information shall include the know-how possessed by investigators Crowley, Langer, and Ron as of the Effective Date and that is not confidential information of or otherwise obligated to any third party and which any of Drs. Crowley, Langer, and Ron knows as of the Effective Date and reasonably believes is necessary in order for Company to utilize the licenses granted hereunder. Company agrees to treat all Technological Information in accordance with the provisions of Appendix D.

2. LICENSE

2.1 Grant of License.

(a)	Subject to the terms of this Agreement and Hospital’s and MIT’s rights in Patent Rights, Hospital hereby grants to Company in the License Field in the License Territory:

(i)	an exclusive, royalty-bearing license under its rights in Patent Rights to make, have made, use, have used, Sell, have Sold, import and have imported Products and Processes;

(ii)	a non-exclusive, royalty-bearing license to use the Technological Information to make, have made, use, have used, Sell, have Sold, import and have imported Products and Processes; and

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(iii)	the right to grant sublicenses under the rights granted in Sections 2.1(a)(i) and 2(a)(ii) to Sublicensees (including the right for Sublicensees to grant further sublicenses consistent with these terms), provided that in each case Company shall be responsible for the performance of any obligations of Sublicensees relevant to this Agreement as if such performance were carried out by Company itself, including, without limitation, the payment of any royalties or other payments provided for hereunder, regardless of whether the terms of any sublicense provide for such amounts to be paid by the Sublicensee directly to Hospital.

(b)	The license granted in Section 2.1(a) above includes:

(i)	the right to grant to the final purchaser, user or consumer of Products the right to use such purchased Products in a method coming within the scope of Patent Rights and Technological Information within the License Field and License Territory; and

(ii)	the right to grant a Distributor the right to Sell, have Sold, use, have used, import and have imported (but not to make and have made) such Products and/or Processes for or on behalf of Company, its Affiliates and Sublicensees in a manner consistent with this Agreement.

(c)	The foregoing license grant shall include the grant of such license to any Affiliate of Company, provided that such Affiliate shall assume the same obligations as those of Company and be subject to the same terms and conditions hereunder; and further provided that Company shall be responsible for the performance of all of such obligations and for compliance with all of such terms and conditions by Affiliate. Company shall provide to Hospital and MIT a fully signed, non-redacted copy of each agreement with each Affiliate that assumes the aforesaid obligations, including all exhibits, attachments and related documents and any amendments, within thirty (30) days of request by Hospital.

2.2 Sublicenses. Each sublicense granted hereunder shall be consistent with and comply with all relevant terms of this Agreement, shall incorporate terms and conditions sufficient to enable Company to comply with this Agreement, shall provide that Company shall be responsible for performance of all such obligations and for compliance with all such terms and conditions by Sublicensees Company shall provide to Hospital and MIT a fully signed redacted (to remove content unrelated to obligations due Hospital or MIT) copy of all sublicense agreements and amendments thereto, including all exhibits, attachments and related documents, within thirty (30)

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days of executing the same. Upon termination of this Agreement or any license granted hereunder for any reason, any Sublicenses shall be addressed in accordance with Section 10.7.

2.3 Retained Rights; Requirements. Any and all licenses granted hereunder are subject to:

(a)	the right of Hospital, Hospital’s Affiliates, MIT and other academic, government and not-for-profit institutions to make, have made, and to use the subject matter described and/or claimed in the Patent Rights for research, teaching, and educational purposes (such research, teaching and educational purposes shall not include the production and manufacture of Products or Processes for sale); and

(b)	for Patent Rights supported by federal funding, the rights, conditions and limitations imposed by U.S. law (see 35 U.S.C. § 202 et seq. and regulations pertaining thereto), including without limitation:

(i)	the royalty-free non-exclusive license granted to the U.S. government; and

(ii)	the requirement (to the extent required by law) that any Products used or sold in the United States shall be manufactured substantially in the United States.

2.4 No Additional Rights. It is understood that nothing in this Agreement shall be construed to grant Company or any of its Affiliates a license, express or implied, under any patent owned solely or jointly by Hospital and/or MIT other than the Patent Rights expressly licensed hereunder. Hospital shall have the right to license any Patent Rights to any other party for any purpose outside of the License Field or the License Territory.

2.5 Disclosure of Technological Information. At Company’s request prior to execution of this Agreement, Hospital (through Dr. Langer and Dr. Crowley) shall use reasonable efforts to disclose in confidence within three (3) months after execution of this Agreement the Technological Information licensed hereunder.

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3. DUE DILIGENCE OBLIGATIONS

3.1 Diligence Requirements. Company shall use, and shall cause its Affiliates and Sublicensees, as applicable, to use, Commercially Reasonable Efforts to develop and make available to the public at least one Product and/or Processes in the License Territory in the License Field. Such efforts shall include achieving the following objectives within the time periods designated below, the achievement of which shall be deemed to fully satisfy Company’s, or its Affiliates’ or Sublicensee’s obligation to use Commercially Reasonable Efforts as set forth in this Section 3.1:

(a)	Pre-Sales Requirements.

(i)	Within [****] of the Effective Date, invest at least [****] in the development and/or commercialization of Products or Processes.

(ii)	Within [****] of the Effective Date, invest at least [****] in the development and/or commercialization of Products or Processes.

(iii)	Within [****] of the Effective Date, invest at least [****] in the development and/or commercialization of Products or Processes.

(iv)	Within [****] of the Effective Date, invest at least [****] in the development and/or commercialization of Products or Processes.

(v)	Within [****] of the Effective Date, file for an IND on a Product or Process or invest at least [****] in the development and/or commercialization of Products or Processes.

(vi)	Within [****] of satisfying 3.1(a)(iv) above, apply for an NDA or PMA on a Product or Process.

(vii)	Within [****] of satisfying 3.1(a)(v) above, make a First Commercial Sale or file a second IND on a Product or Process.

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(b)	Purchased Extensions of Time. The Company may elect to extend the time period for a particular diligence requirement set forth in 3.1(a) by [****] upon notice to Hospital and payment of a non refundable extension payment of [****]. The extension of time, once elected and paid for, shall have the effect of extending all subsequent diligence requirements set forth in 3.1(a). Company may exercise the extension of time under this section no more than two times over the life of the Agreement (not per diligence requirement).

3.2 Diligence Failures. In the event Company has failed to fulfill any of its obligations under Section 3.1(a), and subject to resolution under the dispute resolution provisions of Section 12.15 hereof, then Hospital may treat such failure as a default and may terminate this Agreement and/or any license granted to Company hereunder in accordance with Section 10.4.

3.3 Diligence Reports. Company shall provide all reports with respect to its obligations under Section 3.1 as set forth in Section 5.

4. PAYMENTS AND ROYALTIES

4.1 Patent Cost Reimbursement. Company shall reimburse Hospital for all costs associated with the preparation, filing, prosecution and maintenance of all Patent Rights (“Patent Costs”) incurred during the Term. Patent Costs shall not include the cost of time of staff members of Hospital’s Innovation office to attend to patent prosecution matters unless previously agreed to in writing by Company. As of the Effective Date, Hospital and MIT have incurred approximately [****] in Patent Costs, which amount Company shall pay to Hospital within forty-five (45) days of the Effective Date of this Agreement. Company shall pay to Hospital, or at Hospital’s request directly to patent counsel, all other Patent Costs within forty-five (45) days of Company’s receipt of an invoice for such Patent Costs either from Hospital or Hospital’s patent counsel. Hospital shall instruct patent counsel to provide copies to Hospital for Hospital’s administrative files of all invoices detailing Patent Costs which are sent directly to Company. If Company pays any Patent Costs directly, Company shall advise patent counsel that Hospital is and shall remain patent counsel’s client.

4.2 Annual License Fee; Annual Minimum Royalty.

(a)	Company shall pay to Hospital the following non-refundable amounts as an annual license fee within thirty (30) days after each of the following anniversaries of the Effective Date:

(i)	the first anniversary of the Effective Date: fifty thousand dollars ($50,000);

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(ii)	the second anniversary of the Effective Date: fifty thousand dollars ($50,000);

(iii)	the third anniversary of the Effective Date: fifty thousand dollars ($50,000);

(iv)	the fourth anniversary of the Effective Date: fifty thousand dollars ($50,000);

(v)	the fifth anniversary of the Effective Date: fifty thousand dollars ($50,000);

(vii)	the sixth anniversary and on each subsequent anniversary of the Effective Date thereafter: one hundred thousand dollars ($100,000).

(b)	The annual minimum royalty shall be credited against royalties subsequently due on Net Sales and Sublicense Income made during the same calendar year, if any, but shall not be credited against royalties due on Net Sales and Sublicense Income made in any other year.

4.3 Milestone Payments. In addition to the payments set forth in Sections 4.1 and 4.2 above, Company shall pay Hospital milestone payments of one million two-hundred thousand dollars ($1,200,000), as follows:

(a)	[****] within thirty (30) days of completion of the first successful Phase 2B trial or equivalent of a Product or Process,

(b)	[****] within thirty (30) days of completion of the first successful Phase 3 or equivalent trial of a Product or Process,

(c)	[****] within thirty (30) days of completion of the First Commercial Sale in the US of a Product or Process,

(d)	[****] within thirty (30) days of completion of the First Commercial Sale of a subsequent distinct Product or Process such as (i) a new Product or Process other than a product line extension, or (ii) a Product or Process containing a new active ingredient, and

(e)	[****] within thirty (30) days of completion of the First Commercial Sale of a second subsequent distinct Product or Process such as (i) a new Product or Process other than

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a product line extension, or (ii) a Product or Process containing a new active ingredient.

For the avoidance of doubt, each of the milestones (a) through (e) above shall be paid only once, regardless of the number of disease indications or Products or Processes developed under the Agreement.

4.4 Royalties and Sublicense Income.

(a)	Subject to Section 4.4(d), beginning with the First Commercial Sale in any country in the License Territory, Company shall pay Hospital based on Net Sales in each calendar year:

(i)	a royalty of [****] of the Net Sales of all Patented Products and Patented Processes on that portion of aggregate Net Sales of all Patented Products and Patented Processes equal to or less than three hundred fifty million dollars ($350,000,000) in such calendar year; and

(ii)	a royalty of [****] of the Net Sales of all Patented Products and Patented Processes on that portion of aggregate Net Sales of all Patented Products and Patented Processes greater than three hundred fifty million dollars ($350,000,000) in such calendar year; or

(iii)	in lieu of any royalty payable under (i) or (ii) above, a royalty of [****] of the Net Sales of all Unpatented Products and Unpatented Processes.

Provided that with respect to Sublicensee Net Sales, the royalty to be paid to the Hospital on such Sublicensee Net Sales will be the greater of: (i) [****] of Sublicensee Net Sales or (ii) the amount of Sublicense Income that Company would owe to Hospital if such royalties paid by sublicensee to Company were deemed to be included in Sublicense Income. Notwithstanding the foregoing, Hospital shall be entitled to a minimum royalty of [****] of Sublicensee Net Sales. Such minimum royalty is an absolute minimum royalty rate and cannot be further reduced by any means including but not limited to adjustments for royalty stacking or combination products, except to the extent Company is also subject to such combination product adjustments as applied to the royalties paid by sublicensee to Company, provided that such combination product adjustment will be consistent with the combination product language in Section 1.8(g).

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Royalties due hereunder will terminate Product by Product and Process by Process on a country by country basis upon such Product or Process becoming subject to generic competition.

(b)	In the event that Company is legally required to make royalty payments to one or more third parties in order to develop or commercialize the Product or Process, Company may offset a total of [****] of such third-party payments against any royalty payments that are due under Section 4.4(a) to Hospital in the same Reporting Period, provided that in no event shall the royalty payments under Section 4.4(a), when aggregated with any other offsets and credits allowed under this Agreement, be reduced by more than [****] in any Reporting Period.

(c)	Company shall pay Hospital [****] of any and all Sublicense Income for Sublicenses executed before the second anniversary of the Effective Date and [****] of any and all Sublicense Income for Sublicenses executed after the second anniversary of the Effective Date.

(d)	To the extent any Net Sales or Sublicensee Net Sales arise from the Sale of Product by Company or its Affiliates or Sublicensees for or on account of Sales of Products and Processes to Hospital and Hospital’s Affiliates, then Company shall, in lieu of paying any royalties to Hospital hereunder, pay directly to MIT [****] of the royalties that would have been due to Hospital with respect to such Net Sales or Sublicensee Net Sales, as the case may be, in accordance with this Section 4.4(d). These Net Sales or Sublicensee Net Sales, as the case may be, will be reported separately and specifically indicated per the reporting requirements of Section 5.3(c). Hospital reserves the right to modify or eliminate this Section 4.4(d) at any time upon written notice to Company to reflect changes in Hospital’s policies that would allow the Hospital to receive full or partial royalty payments on the Sales of Products or Processes to Hospital and Hospital’s Affiliates.

(e)	All payments due to Hospital (or MIT pursuant to Section 4.4(d)) under this Section 4.4 shall be due and payable by Company within sixty (60) days after the end of each Reporting Period, and shall be accompanied by a report as set forth in Sections 5.3 and 5.4.

4.5 Form of Payment. All payments due under this Agreement shall be drawn on a United States bank and shall be payable in United States dollars. Each payment shall reference this Agreement and its Agreement Number and identify the obligation under this Agreement that the payment satisfies. Conversion of foreign currency to U.S. dollars shall be made at the conversion rate existing in the United States, as reported in The Wall Street Journal, on the last working day of the applicable Reporting Period, consistent with GAAP. Such payments shall be

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

without deduction of exchange, collection or other charges, and, specifically, without deduction of withholding or similar taxes or other government imposed fees or taxes, except as permitted in the definition of Net Sales.

Checks for all payments due to the Hospital under this Agreement shall be made payable to the Hospital and addressed as set forth below:

Massachusetts General Hospital

BOA-Lockbox Services

PCSR Lockbox #415007

MA5-527-02-07

2 Morrissey Blvd

Dorchester, MA 02125

Reference Agreement #: A223525

Payments via wire transfer should be made as follows:

ACH Credit: ABA # 011-000-138

Federal Reserve Wire: ABA#026-009-593

SWIFT Code: BOFAUS3N

Account #0050169434

Massachusetts General Hospital

Bank of America

100 Federal Street

Boston, MA 02110

Reference Agreement #: A223525

Checks for all payments to be made to MIT in pursuant to Section 4.4(d) shall be made payable to “Massachusetts Institute of Technology” and sent to the address below:

Massachusetts Institute of Technology

Technology Licensing Office, Room NE18-501

255 Main Street

Cambridge, MA 02142-1601

Attention: Director

4.6 Overdue Payments. The payments due under this Agreement shall, if overdue, bear interest beginning on the first day following the Reporting Period to which such payment was incurred and until payment thereof at a per annum rate equal to [****] above the prime rate in

CONFIDENTIAL TREATMENT REQUESTED

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THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

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HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

effect on the due date as reported by The Wall Street Journal, such interest rate being compounded on the last day of each Reporting Period, not to exceed the maximum permitted by law. Any such overdue payments when made shall be accompanied by all interest so accrued. Said interest and the payment and acceptance thereof shall not preclude Hospital from exercising any other rights it may have as a consequence of the lateness of any payment.

5. REPORTS AND RECORDS

5.1 Diligence Reports. Within sixty (60) days after the end of each calendar year, Company shall report in writing to Hospital on progress made toward the objectives set forth in Section 3.1 during such preceding 12 month period, including, without limitation, progress on research and development, status of applications for regulatory approvals, manufacturing, sublicensing and the number of sublicenses entered into and marketing.

5.2 Milestone Achievement Notification. Company shall report to Hospital the dates on which it achieves the milestones set forth in Section 4.3 within sixty (60) days of each such occurrence.

5.3 Sales Reports. Company shall report to Hospital the date of the First Commercial Sale in each country of the License Territory within the later of sixty (60) days after the applicable Reporting Period of each such occurrence, or sixty (60) days after Company is notified by a Sublicensee of a First Commercial Sale made by such Sublicensee, but in no event later than one-hundred twenty (120) days after the date of such First Commercial Sale. Following the First Commercial Sale, Company shall deliver reports to Hospital within the later of sixty (60) days after the end of each Reporting Period, or sixty (60) days after Company receives a corresponding report from its Sublicensee, but in no event later than one-hundred twenty (120) days after the end of such Reporting Period. Each report under this Section 5.4 shall have substantially the format outlined in Appendix B, shall be certified as correct by an officer of Company and shall contain at least the following information as may be pertinent to a royalty accounting hereunder for the immediately preceding Reporting Period:

(a)	the number of Products and Processes Sold by Company, its Affiliates and Sublicensees in each country;

(b)	the amounts billed, invoiced and received by Company, its Affiliates and Sublicensees for each Product and Process, in each country, and total billings or payments due or made for all Products and Processes;

(c)	calculation of Net Sales for the applicable Reporting Period in each country, including an itemized listing of permitted offsets and deductions;

CONFIDENTIAL TREATMENT REQUESTED

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FILED SEPARATELY WITH THE

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(d)	total royalties payable on Net Sales in U.S. dollars, together with the exchange rates used for conversion; and

(e)	any other payments due to Hospital under this Agreement.

If no amounts are due to Hospital for any Reporting Period, the report shall so state.

5.4 Sublicense Income Reports. Company shall, along with delivering payment as set forth in Section 4.5, report to Hospital within sixty (60) days of receipt the amount of all Sublicense Income received by Company, and Company’s calculation of the amount due and paid to Hospital from such income, including an itemized listing of the source of income comprising such consideration, and the name and address of each entity making such payments in substantially the format outlined in Appendix C.

5.5 Audit Rights. Company shall maintain, and shall cause each of its Affiliates and Sublicensees to maintain, complete and accurate records relating to the rights and obligations under this Agreement and any amounts payable to Hospital in relation to this Agreement, which records shall contain sufficient information to permit Hospital to confirm the accuracy of any payments and reports delivered to Hospital and compliance in all other respects with this Agreement. Company shall retain and make available, and shall cause each of its Affiliates and Sublicensees to retain and make available as set forth below, such records for at least five (5) years following the end of the calendar year to which they pertain, to Hospital upon at least fifteen (15) days’ advance written notice, for examination during normal business hours, by independent certified public accountants hired by Hospital and reasonably acceptable to Company, its Affiliates and Sublicensees, as the case may be, to verify any reports and payments made and/or compliance in other respects under this Agreement. Company may require such accountants to enter into a reasonably acceptable confidentiality agreement, and in no event shall such accountants disclose to Hospital any information, other than such as relates to the accuracy of the corresponding reports pursuant to Section 5. Such confidentiality agreement shall permit such accountants to perform all activities typically associated with an audit of a license agreement. The foregoing right of examination may be exercised only once in relation to each twelve (12)-month period during the Term. If any examination conducted by such independent certified public accountants pursuant to the provisions of this Section show an underreporting or underpayment of five percent (5%) or more in any payment due to Hospital hereunder, Company shall bear the full cost of such audit and shall remit any amounts due to Hospital (including interest due in accordance with Section 4.6) within thirty (30) days of receiving notice thereof from Hospital.

CONFIDENTIAL TREATMENT REQUESTED

UNDER C.F.R. SECTION 240.24b-2. [****]

INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

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6. PATENT PROSECUTION AND MAINTENANCE

6.1 Prosecution. Hospital shall be responsible for the preparation, filing, prosecution and maintenance of all patent applications and patents included in Patent Rights by outside patent counsel selected by Hospital and reasonably acceptable to Company. Company shall reimburse Hospital for Patent Costs incurred by Hospital relating thereto in accordance with Section 4.1.

6.2 Copies of Documents. With respect to any Patent Right licensed hereunder, Hospital shall instruct the patent counsel prosecuting such Patent Right to (i) promptly copy Company on patent prosecution documents that are received from or filed with the United States Patent and Trademark Office and foreign equivalent, as applicable; (ii) promptly provide Company with copies of draft submissions to the USPTO prior to filing with reasonably sufficient time for Company and its patent counsel to review and provide comments for incorporation into such submission; and (iii) consult with Company, and take any of Company’s or its patent counsel’s comments and requests into good faith consideration, with respect to the preparation, prosecution and maintenance of the Patent Rights.

6.3 Company’s Election Not to Proceed. Company may elect to surrender any patent or patent application in Patent Rights in any country upon sixty (60) days advance written notice to Hospital (“Waived Patent Rights”). Such notice shall relieve Company from the obligation to pay for future Patent Costs but shall not relieve Company from responsibility to pay Patent Costs incurred prior to the expiration of the sixty (60) day notice period:

(a)	If the Waived Patent Rights are in [****], such patent application or patent in such country shall thereupon cease to be a Patent Right hereunder and Hospital shall be free to license its rights to that particular U.S. or foreign patent application or patent to any other party on any terms.

(b)	If the Waived Patent Rights are in any other country (i.e., other than a country set forth above in (a)), the licenses granted with respect to such patent application or patent in such other country under Section 2.1(a)(i) shall thereupon become non-exclusive, Company will be obligated to pay a royalty on Unpatented Products and Unpatented Processes in those countries at the rates set forth in Section 4.4, and Hospital shall be free to license its rights non-exclusively to that particular patent application or patent in such other country to any other party on any terms.

6.4 Confidentiality of Prosecution and Maintenance Information. Company agrees to treat all information related to prosecution and maintenance of Patent Rights as Confidential Information in accordance with the provisions of Appendix D.

CONFIDENTIAL TREATMENT REQUESTED

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INDICATES OMITTED MATERIAL THAT IS

THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

COMMISSION. THE OMITTED MATERIAL

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COMMISSION.

7. THIRD PARTY INFRINGEMENT AND LEGAL ACTIONS

7.1 Company Right to Prosecute. Each Party agrees to immediately notify the other Party in writing upon becoming aware of any infringement of the Patent Rights in the License Field and provide to the other Party all reasonably-available evidence of such infringement. Company shall have the first right, but not the obligation, to protect Patent Rights from infringement and prosecute infringers in the License Field in the License Territory. Before commencing such action, Company and, as applicable, any Affiliate, shall consult with Hospital, concerning, among other things, Company’s standing to bring suit, the advisability of bringing suit, the selection of counsel and the jurisdiction for such action (provided Company must have Hospital’s and MIT’s prior written consent, not to be unreasonably withheld, conditioned or delayed, with respect to selection of jurisdiction for any action in which Hospital and/or MIT may be joined as a party-plaintiff) and shall use reasonable efforts to accommodate the views of Hospital regarding the proposed action, including without limitation with respect to potential effects on the public interest. Company shall be responsible for all costs, expenses and liabilities in connection with any such action and shall indemnify and hold Hospital and MIT harmless therefrom, regardless of whether Hospital and/or MIT is a party-plaintiff, except for the expense of any independent counsel retained by Hospital or MIT in accordance with Section 7.5 below. If Hospital shall have supplied Company with written evidence demonstrating to Company’s reasonable satisfaction prima facie infringement of a claim of a Patent Right in the License Field in the License Territory by a third party, Hospital may by notice request Company to take steps to protect such Patent Right. Company shall notify Hospital within three (3) months of the receipt of such notice whether Company intends to prosecute the alleged infringement. If Company notifies Hospital that it intends to so prosecute, Company shall, within three (3) months after its notice to Hospital either (i) cause such infringement to terminate, or (ii) initiate legal proceedings against the infringer.

7.2 Hospital Right to Prosecute. In the event Company notifies Hospital that Company does not intend to prosecute infringement identified under Section 7.1, or in the event that Company is unsuccessful in persuading the alleged infringer to desist, Hospital has the right, but not the obligation, upon notice to Company, to initiate legal proceedings against the infringer at Hospital’s expense with respect to a claim of a Patent Right in the License Field in the License Territory, and any recovery obtained shall first be applied to reimbursement of any legal fees and expenses incurred by either Party and the remainder shall belong to Hospital.

7.3 Hospital and MIT Joined as Party-Plaintiff. If Company elects to commence an action as described in Section 7.1 above, Hospital and MIT shall each have, in its sole discretion, the option to join such action as party-plaintiffs. If Hospital and MIT are required by law to join such action as party-plaintiffs, Hospital and MIT may either (i) in their joint discretion, permit themselves to be joined as party-plaintiffs at the sole expense of Company, or (ii) assign to Company all of Hospital’s and MIT’s right, title and interest in and to the Patent Right which is

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the subject of such action (subject to all of Hospital’s and MIT’s obligations to the government under law and any other rights that others may have in such Patent Right). If Hospital and MIT make such an assignment, such action by Company shall thereafter be brought or continued without Hospital or MIT as a party; provided, however, that Hospital and MIT shall continue to have all rights of prosecution and maintenance with respect to Patent Rights and Company shall continue to meet all of its obligations under this Agreement as if the assigned Patent Right were still licensed to Company hereunder.

7.4 Notice of Actions; Settlement. The Party commencing an action as described under this Section 7 shall promptly inform the other of any action or suit relating to Patent Rights and shall not enter into any settlement, consent judgment or other voluntary final disposition of any action relating to Patent Rights, including but not limited to appeals, without the prior written consent of such other Party, such consent not to be unreasonably withheld, conditioned or delayed.

7.5 Cooperation. Each Party agrees to cooperate reasonably in any action under Section 7 which is controlled by the other Party, provided that the controlling party reimburses the cooperating party for any costs and expenses incurred by the cooperating party in connection with providing such assistance, except for the expense of any independent counsel retained by the cooperating party in accordance with this Section 7.5. Such controlling party shall keep the cooperating party informed of the progress of such proceedings and shall make its counsel available to the cooperating party. The cooperating party shall also be entitled to independent counsel in such proceedings but at its own expense, said expense to be offset against any damages received by the Party bringing suit in accordance with Section 7.6.

7.6 Recovery. Any award paid by third parties as the result of proceedings brought by Company under Section 7.1 (whether by way of settlement or otherwise) shall first be applied to reimbursement of any legal fees and expenses incurred by either Party (or MIT as applicable); and then Company shall receive an amount equal to its lost profits or a reasonable royalty on the infringing sales, or whichever measure of damages the settlement or court shall have applied (“Damages”), such Damages will be deemed to constitute Net Sales hereunder for which Hospital will receive the royalty amounts set forth in Section 4.4, and then the remainder shall be shared equally by the Parties.

8. INDEMNIFICATION AND INSURANCE

8.1 Indemnification.

(a)

Company shall indemnify, defend and hold harmless MIT, Hospital and its Affiliates and their respective trustees, directors, officers, medical and professional staff, employees, faculty, students, and agents and their respective

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successors, heirs and assigns (the “Indemnitees”), against any liability, damage, loss or expense (including reasonable attorney’s fees and expenses of litigation)(collectively, “Losses”) incurred by or imposed upon the Indemnitees or any one of them in connection with any claims, suits, actions, demands or judgments arising out of or related to the exercise of any rights granted to Company under this Agreement, any breach of this Agreement by Company, or any theory of product liability (including, but not limited to, actions in the form of contract, tort, warranty, or strict liability) concerning any product, process or service made, used, or sold or performed pursuant to any right or license granted under this Agreement (collectively, “Claims”), except to the extent such Losses arise from the gross negligence or willful misconduct of an Indemnitee.

(b)	An Indemnitee that intends to claim indemnification under this Section 8.1 shall promptly notify Company of any claim in respect of which the Indemnitee intends to claim such indemnification reasonably promptly after the Indemnitee is aware thereof before any formal deadline for responding to a such claim has passed, and Company shall assume the defense of such Claim with counsel mutually satisfactory to the Parties; provided, however, that an Indemnitee shall have the right to retain its own counsel and participate in the defense thereof at its own cost and expense, and further provided, that any Indemnitee shall have the right to retain its own counsel, at the expense of Company, if representation of such Indemnitee by counsel retained by Company would be inappropriate because of conflict of interests of such Indemnitee and any other party represented by such counsel.

(c)	The indemnity obligation in this Section 8.1 shall not apply to amounts paid in settlement of any Claim if such settlement is effected by or on behalf of an Indemnitee without the consent of Company. The Indemnitee under this Section 8.1 shall cooperate fully with Company and its legal representatives in the investigation and defense of any matter covered by this indemnification. Company agrees to keep Hospital and MIT informed of the progress in the defense and disposition of such claim and to consult with Hospital and MIT prior to any proposed settlement.

(d)	This section 8.1 shall survive expiration or termination of this Agreement.

8.2 Insurance.

(a)

Company shall, at its sole cost and expense, procure and maintain commercial general liability and products-completed operations liability insurance policy(ies) in amounts not less than [****] per incident and [****] annual aggregate which

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THE SUBJECT OF A CONFIDENTIAL

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shall be issued by an insurer licensed to practice in the Commonwealth of Massachusetts and which shall name the Indemnitees as additional insureds. Such insurance shall provide (i) product liability coverage (ii) errors and omissions liability coverage and (iii) contractual liability coverage. The limits of such insurance shall not be less than [****] per occurrence with an annual aggregate of [****] for bodily injury including death; [****] per occurrence with an annual aggregate of [****] for property damage; and [****] per occurrence with an annual aggregate of [****] for errors and omissions. If Company desires to self-insure all or part of the limits described above (including deductibles or retentions which are in excess of [****] annual aggregate) such self-insurance program must be acceptable to the Hospital, MIT and the Risk Management Foundation. The minimum amounts of insurance coverage required under this Section 8.2 shall not be construed to create a limit of Company’s liability with respect to its indemnification under Section 8.1 of this Agreement.

(b)	Company shall provide Hospital with written evidence of such insurance upon request of Hospital. Company shall provide Hospital with written notice at least fifteen (15) days prior to the cancellation, non-renewal or material change in such insurance; if Company does not obtain replacement insurance providing comparable coverage prior to the expiration of such fifteen (15) day period, Hospital shall have the right to terminate this Agreement effective at the end of such fifteen (15) day period without notice or any additional waiting periods.

(c)	Company shall maintain such commercial general liability insurance beyond the expiration or termination of this Agreement during (i) the period that any such product, process, or service is being commercially distributed, sold, leased or otherwise transferred, or performed or used (other than for the purpose of obtaining regulatory approvals), by Company or by a licensee, affiliate or agent of Company and (ii) a reasonable period after the period referred to in (c) (i) above which in no event shall be less than fifteen (15) years.

(d)	This section 8.2 shall survive expiration or termination of this Agreement.

9. DISCLAIMER OF WARRANTIES; LIMITATION OF LIABILITY

9.1 Title to Patent Rights. To the best actual knowledge of Hospital’s Innovation Office as of the Effective Date without investigation, Hospital represents that (i) Hospital and/or MIT own all right, title and interest in the Patent Rights, and that Hospital has not received any notice of any current claims, liens or encumbrances with respect to such Patent Rights, except as otherwise stated in this agreement, (ii) Hospital and MIT are the owners by assignment from Dr. Robert Langer, Dr. William Crowley and Dr. Eyal Ron of the Patent Rights, (iii) Hospital has the

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authority to enter into this Agreement, (iv) Hospital has received no current claims of a third party to rights in the Patent Rights, (v) the Patent Rights are subsisting, and Hospital has not received any claim or notice that the Patent Rights are invalid or unenforceable, and (vi) Hospital has not received any notice of any current claims, liens or encumbrances with respect to the rights and licenses to the Patent Rights granted to Company hereunder, except as otherwise stated in this agreement. For the purposes of this section, the definition of Patent Rights does not include provisional patent application number 62/121,893 filed on February 27, 2015. Hospital makes no representations with respect to such patent application.

9.2 No Warranties. EXCEPT WITH RESPECT TO HOSPITAL AS SET FORTH IN SECTION 9.1, HOSPITAL AND MIT MAKE NO REPRESENTATIONS OR WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, CONCERNING THE PATENT RIGHTS AND THE RIGHTS GRANTED HEREUNDER, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT, VALIDITY OF PATENT RIGHTS CLAIMS, WHETHER ISSUED OR PENDING, AND THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, AND HEREBY DISCLAIMS THE SAME. SPECIFICALLY, AND NOT TO LIMIT THE FOREGOING, HOSPITAL AND MIT MAKE NO WARRANTY OR REPRESENTATION (i) REGARDING THE VALIDITY OR SCOPE OF ANY OF THE CLAIM(S), WHETHER ISSUED OR PENDING, OF ANY OF THE PATENT RIGHTS, AND (ii) THAT THE EXPLOITATION OF THE PATENT RIGHTS OR ANY PRODUCT WILL NOT INFRINGE ANY PATENTS OR OTHER INTELLECTUAL PROPERTY RIGHTS OF HOSPITAL, MIT, OR OF ANY THIRD PARTY.

9.3 Limitation of Liability. IN NO EVENT SHALL COMPANY, HOSPITAL, OR MIT OR ANY OF THEIR AFFILIATES OR ANY OF THEIR RESPECTIVE TRUSTEES, DIRECTORS, OFFICERS, MEDICAL OR PROFESSIONAL STAFF, EMPLOYEES, STUDENTS AND AGENTS BE LIABLE HEREUNDER FOR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND ARISING IN ANY WAY OUT OF THIS AGREEMENT OR THE LICENSE OR RIGHTS GRANTED HEREUNDER, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, INCLUDING WITHOUT LIMITATION ECONOMIC DAMAGES OR INJURY TO PROPERTY OR LOST PROFITS, REGARDLESS OF WHETHER SUCH PARTY SHALL BE ADVISED, SHALL HAVE OTHER REASON TO KNOW, OR IN FACT SHALL KNOW OF THE POSSIBILITY OF THE FOREGOING; PROVIDED HOWEVER THAT (A) SUCH LIMITATION SHALL NOT APPLY TO ANY BREACH BY COMPANY OF SECTION 12.7 HEREOF AND (B) NOTHING IN THIS SECTION 9.3 SHALL BE CONSTRUED TO LIMIT COMPANY’S INDEMNIFICATION OBLIGATIONS UNDER SECTION 8 OF THE AGREEMENT WITH RESPECT TO THIRD PARTY CLAIMS.

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10. TERM AND TERMINATION

10.1 Term. The term of this Agreement shall commence on the Effective Date and shall remain in effect until the later of:

(a)	the date on which all issued patents and filed patent applications within the Patent Rights have expired or been abandoned, and

(b)	one (1) year after the last Sale for which a royalty is due under Section 4.4(a)(ii) or ten (10) years after such expiration or abandonment date set forth in Section 10.1(a) above, whichever is earlier;

unless this Agreement is terminated earlier in accordance with any of the other provisions of Section 10. Upon expiration per this Section 10.1, the licenses granted herein shall convert automatically to fully-paid irrevocable licenses. For clarity, the grant conversion of this Section 10.1 shall not apply if the Agreement is terminated pursuant to Sections 10.2, 10.3 or 10.4, or the obligations of Section 10.8 are not met.

10.2 Termination for Failure to Pay. If Company fails to make any payment due hereunder, Hospital shall have the right to terminate this Agreement upon fifteen (15) business days written notice, unless, subject to Company’s right to dispute such payment under the provisions of Section 12.15, Company makes such payments plus any interest due, as set forth in Section 4.6, within said fifteen (15) day notice period. If undisputed payments are not made, Hospital may immediately terminate this Agreement at the end of said fifteen (15) day period. Company shall be entitled to two (2) such cure periods in a calendar year; for a third failure to make an undisputed payment on time in such calendar year, Hospital shall have the right to terminate this Agreement immediately upon written notice.

10.3 Termination for Insurance and Insolvency.

(a)	Insurance. Hospital shall have the right to terminate this Agreement in accordance with Section 8.2(b) if Company fails to maintain the insurance required by Section 8.2.

(b)	Insolvency and other Bankruptcy Related Events. Hospital shall have the right to terminate this Agreement immediately upon written notice to Company with no further notice obligation or opportunity to cure if Company: (i) shall become insolvent; (ii) shall make an assignment for the benefit of creditors; or (iii) or shall have a petition in bankruptcy filed for or against it.

CONFIDENTIAL TREATMENT REQUESTED

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THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST

FILED SEPARATELY WITH THE

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10.4 Termination for Non-Financial Default. If Company, any of its Affiliates or any Sublicensee shall default in the performance of any of its other obligations under this Agreement not otherwise covered by the provisions of Section 10.2 and 10.3, and if such default has not been cured within sixty (60) days after notice by Hospital in writing of such default, Hospital may immediately terminate this Agreement and/or any license granted hereunder at the end of said sixty (60) day cure period. Hospital shall also have the right to terminate this Agreement and/or any such license immediately, upon written notice, in the event of repeated defaults even if cured within such sixty (60) day periods.

10.5 Challenging Validity. During the term of this Agreement, Company shall not challenge, and shall restrict Company Affiliates and Sublicensees from challenging, the validity, enforceability or patentability of the Patent Rights and in the event of any breach of this provision Hospital shall have the right to terminate this Agreement and any license (and sublicense in the case of a challenge from a Sublicensee) granted hereunder immediately. In addition, if the Patent Rights are upheld Company shall reimburse Hospital for its legal costs and expenses incurred in defending any such challenge.

10.6 Termination by Company. Company shall have the right to terminate this Agreement by giving ninety (90) days advance written notice to Hospital and upon such termination shall immediately cease all use and Sales of Products and Processes, subject to Section 10.9.

10.7 Effect of Termination on Sublicenses. Upon the termination of this Agreement, any and all sublicenses granted pursuant to Section 2.1 to a Sublicensee that has operations directed to the research and development of pharmaceutical drug products that are at least equal to Company’s operations in scope and quality shall remain in effect and be assigned on substantially the same terms with Hospital deemed for all purposes to be the licensor thereunder provided that (i) Sublicensee is in good standing under its sublicense agreement at the time of termination; (ii) the sublicense is consistent with the terms of this Agreement; (iii) Hospital shall have no obligations under such sublicenses other than to preserve the effectiveness, scope, and validity of the licenses granted therein under the Patent Rights and Technological Information; (iv) the relevant sublicense(s), when taken together, provide Hospital with similar or greater benefits than this Agreement, including without limitation, with respect to reimbursement of patent costs; (v) Hospital and MIT shall not assume any obligation of Company to such Sublicensee pursuant to any representation, warranty or indemnification provision; (vi) MIT shall have no obligations under such sublicenses; and (vii) further provided that such Sublicensee enters into an agreement directly with Hospital to effectuate such assignment. Hospital shall be entitled to all payments due Company and Hospital (but excluding any duplicate payments) from each Sublicensee under any such sublicense in accordance with the terms of such sublicense; and such sublicense shall be deemed assigned to Hospital if necessary to ensure continued payments.

CONFIDENTIAL TREATMENT REQUESTED

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10.8 Effects of Termination of Agreement. Upon termination of this Agreement or any of the licenses hereunder for any reason, final reports in accordance with Section 5 shall be submitted to Hospital and all royalties and other payments, including without limitation any unreimbursed Patent Costs, accrued or due to Hospital as of the termination date shall become immediately payable. Company shall cease, and shall cause its Affiliates and Sublicensees to cease under any sublicense granted by Company, all Sales and uses of Products and Processes upon such termination, subject to Sections 10.7 and 10.9. The termination or expiration of this Agreement or any license granted hereunder shall not relieve Company, its Affiliates or Sublicensees of obligations arising before such termination or expiration.

10.9 Inventory. Upon early termination of this Agreement other than for Company default, Company, Company Affiliates and Sublicensees, subject to Section 10.7, may complete and sell any work-in-progress and inventory of Products that exist as of the effective date of termination provided that (i) Company pays Hospital the applicable running royalty or other amounts due on such Net Sales in accordance with the terms and conditions of this Agreement, and (ii) Company, Company Affiliates and Sublicensees, subject to Section 10.7, shall complete and sell all work-in-progress and inventory of Products within six (6) months after the effective date of termination. Upon expiration of this Agreement, Company shall pay to Hospital the royalties set forth in Section 4.4(a) for Sales of any Product that was in inventory or was a work-in-progress on the date of expiration of the Agreement.

11. COMPLIANCE WITH LAW

11.1 Compliance. Company shall have the sole obligation for compliance with, and shall ensure that any Affiliates and Sublicensees comply with, all government statutes and regulations that relate to Products and Processes, including, but not limited to, those of the Food and Drug Administration and the Export Administration, as amended, and any applicable laws and regulations of any other country in the License Territory. Company agrees that it shall be solely responsible for obtaining any necessary licenses to export, re-export, or import Products or Processes covered by Patent Rights and/or Confidential Information. Company shall indemnify and hold harmless Hospital and MIT (in accordance with Section 8) for any breach of Company’s obligations under this Section 11.1.

11.2 Patent Numbers. Company shall cause all Products sold in the United States to be marked with all applicable U.S. Patent Numbers, to the full extent required by United States law. Company shall similarly cause all Products shipped to or sold in any other country to be marked in such a manner as to conform with the patent laws and practices of such country.

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12. MISCELLANEOUS

12.1 Entire Agreement. This Agreement constitutes the entire understanding between the Parties with respect to the subject matter hereof.

12.2 Notices. Any notices, reports, waivers, correspondences or other communications required under or pertaining to this Agreement shall be in writing and shall be delivered by hand, or sent by a reputable overnight mail service (e.g., Federal Express), or by first class mail (certified or registered), or by facsimile confirmed by one of the foregoing methods, to the other party. Notices will be deemed effective (a) three (3) working days after deposit, postage prepaid, if mailed, (b) the next day if sent by overnight mail, or (c) the same day if sent by facsimile and confirmed as set forth above or delivered by hand. Unless changed in writing in accordance with this Section, the notice address for Hospital shall be as follows:

If to Hospital:

Executive Director, Innovation

Massachusetts General Hospital

101 Huntington Avenue, 4th Floor

Boston, MA 02199

Fax: (617) 954-9361

If to MIT:

Massachusetts Institute of Technology

Technology Licensing Office, Room NE18-501

255 Main Street

Cambridge, MA 02142-1601

Attention: Director

Tel: 617-253-6966

Fax: 617-258-6790

If to Company:

Columbia Laboratories, Inc.

4 Liberty Square

Boston, MA 02109

Tel: 617-639-1516

Fax: 617-482-0618

Attn: Chief Financial Officer

12.3 Amendment; Waiver. This Agreement may be amended and any of its terms or conditions may be waived only by a written instrument executed by an authorized signatory of

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the Parties or, in the case of a waiver, by the Party waiving compliance. The failure of either Party at any time or times to require performance of any provision hereof shall in no manner affect its rights at a later time to enforce the same. No waiver by either Party of any condition or term shall be deemed as a further or continuing waiver of such condition or term or of any other condition or term.

12.4 Binding Effect. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the Parties hereto and their respective permitted successors and assigns.

12.5 Assignment.

(a)	Company shall not assign this Agreement or any of its rights or obligations under this Agreement without the prior written consent of Hospital; provided, however, that if Company is not in breach of this Agreement and there are no disputes pending under Section 12.15, no such consent will be required to assign this Agreement to a successor of the Company’s business to which this Agreement pertains or to a purchaser of substantially all of the Company’s assets related to this Agreement, so long as such successor or purchaser shall agree in writing to be bound by all of the terms and conditions hereof prior to such assignment.

(b)	Further, no Sublicensee shall be permitted to assign a sublicense agreement with Company or any of its rights or obligations thereunder without the prior written consent of Hospital; provided, however, that if such Sublicensee is not in breach of this Agreement, no such consent will be required to assign this Agreement to a successor of the Sublicensee’s business to which this Agreement pertains or to a purchaser of substantially all of the Sublicensee’s assets related to this Agreement, so long as such successor or purchaser shall agree in writing to be bound by all of the terms and conditions thereof prior to such assignment.

(c)	Company shall notify Hospital in writing of any such assignment of this Agreement or a Sublicense and provide a copy of all assignment documents and related agreements to Hospital within thirty (30) days of such assignment. Failure of an assignee to agree to be bound by the terms hereof or failure of Company to notify Hospital and provide copies of assignment documentation shall be grounds for termination of this Agreement for default.

12.6 Force Majeure. Neither Party shall be responsible for delays resulting from causes beyond the reasonable control of such Party, including without limitation fire, explosion, flood, war, sabotage, terrorism, strike or riot, provided that the nonperforming Party uses commercially reasonable efforts to avoid or remove such causes of nonperformance and continues performance under this Agreement with reasonable dispatch whenever such causes are removed.

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12.7 Use of Name. Company and its Affiliates and Sublicenses shall not use the name of Hospital, Massachusetts Institute of Technology,, Lincoln Laboratory or any trustee, director, officer, staff member, faculty, employee, student or agent of Hospital or MIT or any adaptation variation or abbreviation thereof, or any terms of this Agreement in any advertising, promotional or sales literature, publicity or in any document employed to obtain funds or financing without the prior written approval of Hospital and/or MIT, as applicable. For Hospital, such approval shall be obtained from Hospital’s VP of Public Affairs. For MIT, such approval shall be obtained from the Use of Name Officer at the MIT Technology Licensing Office. Notwithstanding anything contained in this Agreement to the contrary, this Agreement shall not prohibit the Company from disclosing the name of Hospital, MIT, or any trustee, director, officer, staff member, employee, student or agent of Hospital or MIT or any adaptation thereof to the extent required in order for Company to comply with applicable laws and regulations (including, without limitation, stock exchange rules or the rules of any regulatory authority), provided that Company provides prior written notice of such required disclosure to Hospital and/or MIT, as applicable, and takes reasonable and lawful actions to avoid and/or minimize the extent of such disclosure.

12.8 Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the Commonwealth of Massachusetts, excluding with respect to conflict of laws, except that questions affecting the construction and effect of any patent shall be determined by the law of the country in which the patent shall have been granted. Each Party agrees to submit to the exclusive jurisdiction of the Superior Court for Suffolk County, Massachusetts, and the United States District Court for the District of Massachusetts with respect to any claim, suit or action in law or equity arising in any way out of this Agreement or the subject matter hereof.

12.9 Hospital Policies. Company acknowledges that Hospital’s employees and medical and professional staff members and the employees and staff members of Hospital’s Affiliates are subject to the applicable policies of Hospital and such Affiliates, including, without limitation, policies regarding conflicts of interest, intellectual property and other matters. Company shall provide Hospital with any agreement it proposes to enter into with any employee or staff member of Hospital or any of Hospital’s Affiliates for Hospital’s prior review and shall not enter into any oral or written agreement with such employee or staff member which conflicts with any such policy. Hospital shall provide Company, at Company’s request, with copies of any such policies applicable to any such employee or staff member.

12.10 U.S. Manufacturing. Company agrees that any Products or Processes used or sold in the United States will be manufactured substantially in the United States to the extent required by law.

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12.11 Severability. If any provision(s) of this Agreement are or become invalid, are ruled illegal by any court of competent jurisdiction or are deemed unenforceable under then current applicable law from time to time in effect during the term hereof, it is the intention of the parties that the remainder of this Agreement shall not be effected thereby. It is further the intention of the parties that in lieu of each such provision which is invalid, illegal or unenforceable, there be substituted or added as part of this Agreement a provision which shall be as similar as possible in economic and business objectives as intended by the parties to such invalid, illegal or enforceable provision, but shall be valid, legal and enforceable.

12.12 Survival. In addition to any specific survival references in this Agreement, Sections 1, 2.4, 4.1, 4.5, 4.6, 5.3, 5.4, 5.5, 6.4, 8.1, 8.2, 9.2, 9.3, 10.7, 10.8, 10.9, 12.1, 12.2, 12.3, 12.4, 12.7, 12.8, 12.9, 12.11, 12.12, 12.13, 12.14 and 12.15 shall survive termination or expiration of this Agreement. Any other rights, responsibilities, obligations, covenants and warranties which by their nature should survive this Agreement shall similarly survive and remain in effect.

12.13 Interpretation. The parties hereto are sophisticated, have had the opportunity to consult legal counsel with respect to this transaction and hereby waive any presumptions of any statutory or common law rule relating to the interpretation of contracts against the drafter.

12.14 Headings. All headings are for convenience only and shall not affect the meaning of any provision of this Agreement.

12.15 Dispute Resolution.

(a)	Any dispute or issue relating to or in connection with this Agreement (a “Dispute”) shall initially be referred to Hospital’s Director of Innovation and Company’s CEO to resolve the Dispute. However, notwithstanding any of the terms of this Section 12.15 and without limiting any other remedies that may be available, each Party shall have the right to seek immediate injunctive relief and other equitable relief from any court of competent jurisdiction to enjoin any breach or violation of this Agreement concerning confidential information or any other intellectual property licensed under this Agreement, without any obligation to undertake extra-judicial dispute resolution of any such Dispute or claim or otherwise to comply with this Section 12.15.

(b)

If the Director of Innovation and Company’s CEO are unable to resolve the Dispute within thirty (30) days after such referral, then such Dispute shall be referred to a mediator who has been mutually selected by the Parties. If the Parties are unable to agree upon a mediator, then either Party may petition a court of competent jurisdiction in the Commonwealth of Massachusetts and such court

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shall appoint an independent mediator with relevant experience and sufficient qualifications to provide mediation services to the Parties.

(c)	If the Parties are unable to resolve the Dispute with the assistance of a mediator within sixty (60) business days of the selection or appointment thereof, each Party shall have the right to seek other equitable relief from any court of competent jurisdiction.

(d)	Each Party shall bear its own costs in obtaining the dispute resolution, as outlined above.

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives as of the Effective Date first written above.

Columbia Laboratories Inc.		The General Hospital Corporation

BY:		BY:
	Name:		Name:

TITLE:		TITLE:

DATE:		DATE:

CONFIDENTIAL TREATMENT REQUESTED

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Appendix A

DESCRIPTION OF PATENT RIGHTS

IP ID	Title	Serial Number	Original Filing Date	Filing Type	Country Of Publication	Status	Patent Number
02289.01	Methods for Contraception and Treatment of Female Reproductive Conditions and Disorders (MIT Case No. 10669)	60/473,579	5/27/2003	PROV	US	Converted

02289.02	Intra Vaginal Drug Delivery Device (MIT Case No. 10669)	60/466,318	4/29/2003	PROV	US	Converted

02289.03	Methods and Devices for the Sustained Release of Multiple Drugs (MIT Case No. 10669)	PCT/US04/013172	4/29/2004	PCT	WO	Nationalized

02289.04	Methods and Devices for the Sustained Release of Multiple Drugs (MIT Case No. 10669)	10/835,414	4/29/2004	UTIL	US	Issued	7,833,545

02289.05	Methods and Devices for the Sustained Release of Multiple Drugs (MIT Case No. 10669)	2004233997	4/29/2004	PCT	AU	Issued	2004233997

02289.06	Methods and Devices for the Sustained Release of Multiple Drugs (MIT Case No. 10669)	2006-513416	4/29/2004	PCT	JP	Issued	4898431

02289.07	Methods and Devices for the Sustained Release of Multiple Drugs (MIT Case No. 10669)	2,523,859	4/29/2004	PCT	CA	Issued	2,523,859

02289.08	Methods and Devices for the Sustained Release of Multiple Drugs (MIT Case No. 10669)	04760436.8	4/29/2004	PCT	EP	Issued	1620060

02289.11	Methods and Devices for the Sustained Release of Multiple Drugs (MIT Case No. 10669)	12/125,581	5/22/2008	DIV	US	Issued	7,883,718

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THE SUBJECT OF A CONFIDENTIAL

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HAS BEEN FILED SEPARATELY WITH THE

COMMISSION.

02289.12	Methods and Devices for the Sustained Release of Multiple Drugs (MIT Case No. 10669)	12/125,571	5/22/2008	DIV	US	Issued	7,838,024

02289.13	Methods and Devices for the Sustained Release of Multiple drugs (MIT Case No. 10669)	12/125,593	5/22/2008	DIV	US	Issued	7,829,112

02289.14	Multi Component EVA Rings for the Intra Vaginal Delivery of Sex Steroids alone or in Combination (MIT Case No. 10669)	04760436.8	4/29/2004	PCT	DE	Issued	1620060

02289.15	Multi Component EVA Rings for the Intra Vaginal Delivery of Sex Steroids alone or in Combination (MIT Case No. 10669)	04760436.8	4/29/2004	PCT	FR	Issued	1620060

02289.16	Multi Component EVA Rings for the Intra Vaginal Delivery of Sex Steroids alone or in Combination (MIT Case No. 10669)	04760436.8	4/29/2004	PCT	GB	Issued	1620060

23317.01	Transvaginal Ring Delivery System and Methods of Using Same (MIT Case No. 17796)	62/121,893	2/27/2015	PROV	US	Filed

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Appendix B

SALES REPORTS

AGREEMENT INCOME REPORT	Royalty Income

[MGH][BWH] Agreement # -
Licensee -
Sub-Licensee -

Separate reports must be filed for:

1.	Each Product sold.

2.	Each country of sale, if different deductions or royalty rates apply.

Product Name:

Report Time Period:
From	mm/dd/yyyy
To	mm/dd/yyyy

Country of Sale

Quantity Sold

Gross Sales (USD)		$			$			$

Exchange Rate

Deductions (Itemize)

Please list each deduction separately. Use same definition as appears in Agreement and include the contract paragraph as a reference (Std Section 1.8(a)(ii) line item deductions listed below).

A1.
A2.
A3.
A4.
B.

Total Deductions	(		)	(		)	(		)

Net Sales

Royalty Percentage

Credits (itemize)	(		)	(		)	(		)

Royalties Due		$			$			$

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COMMISSION. THE OMITTED MATERIAL

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COMMISSION.

PLEASE ATTACH DETAIL SALES REPORTS AS REQUIRED

Appendix C

AGREEMENT INCOME REPORT	Sublicense Income

[MGH][BWH] Agreement # -
Licensee -
Sub-Licensee -

Separate reports must be filed for Payments associated with each Product:

Product Name:

Report Time Period:

From	mm/dd/yyyy

To	mm/dd/yyyy

Detailed Explanation of Payment

Required for “Other Payment”

Annual Fees/Minimum Royalties	$

Milestone Payments	$

Sublicense Fees and Royalties	$

Other Payment	$

Other Payment	$

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Other Payment	$

TOTAL	$

PLEASE ATTACH DETAIL AS REQUIRED

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Appendix D

CONFIDENTIALITY TERMS AND CONDITIONS

1. Definition of Confidential Information. “Confidential Information” shall mean any information, including but not limited to data, techniques, protocols or results, or business, financial, commercial or technical information, disclosed by one Party (each a “Discloser” as applicable) to the other Party (each a “Recipient” as applicable) in connection with the terms of that certain Exclusive License Agreement dated March 25, 2015 (the “License Agreement”) and identified as confidential at the time of disclosure (the “Purpose”). Hospital’s Confidential Information shall also include all information disclosed by Hospital to Company in connection with the Patent Rights. Capitalized terms used in this Appendix that are not otherwise defined herein have the meanings ascribed in the License Agreement to which this Appendix is attached and made a part thereof.

2. Exclusions. “Confidential Information” under this Agreement shall not include any information that (i) is or becomes publicly available through no wrongful act of Recipient; (ii) was known by Recipient prior to disclosure by Discloser, as evidenced by tangible records; (iii) becomes known to Recipient after disclosure from a third party having an apparent bona fide right to disclose it; (iv) is independently developed or discovered by Recipient without use of Discloser’s Confidential Information, as evidenced by tangible records; or (v) is disclosed to another party by Discloser without restriction on further disclosure.

3. Permitted Purpose. Recipient shall have the right to, and agrees that it will, use Discloser’s Confidential Information solely for the Purpose as described in the License Agreement, except as may be otherwise specified in a separate definitive written agreement negotiated and executed between the parties.

4. Restrictions. For the term of the License Agreement and a period of three (3) years thereafter (and indefinitely with respect to any individually identifiable health information disclosed by Hospital to Company, if any), each Recipient agrees that: (i) it will not use such Confidential Information for any purpose other than as specified herein, including without limitation for its own benefit or the benefit of any other person or entity; and (ii) it will use reasonable efforts (but no less than the efforts used to protect its own confidential and/or proprietary information of a similar nature) not to disclose such Confidential Information to any other person or entity except as expressly permitted hereunder. Recipient may, however, disclose Discloser’s Confidential Information only on a need-to-know basis to its and its Affiliates employees, staff members and agents (“Receiving Individuals”) who are directly participating in the Purpose and who are informed of the confidential nature of such information,

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provided Recipient shall be responsible for compliance by Receiving Individuals with the terms of this Agreement and any breach thereof. Notwithstanding the foregoing, Company may disclose Confidential Information regarding the existence and content of the License Agreement to investors, potential institutional investors, Sublicensees, potential Sublicensees, partners, potential partners, bankers, financial institutions, and acquirers and potential acquirers of the Company. Each party further agrees not to use the name of the other party or any of its Affiliates or any of their respective trustees, directors, officers, staff members, employees, students or agents in any advertising, promotional or sales literature, publicity or in any document employed to obtain funds or financing without the prior written approval of the party or individual whose name is to be used, in the case of Hospital such approval to be given by the Public Affairs Department. This Section 4 shall survive termination or expiration of this Agreement. Notwithstanding anything contained in this Agreement to the contrary, this Agreement shall not prohibit the Recipient from disclosing Confidential Information to the extent required in order for the Recipient to comply with applicable laws and regulations (including, without limitation, stock exchange rules or the rules of any regulatory or self-regulatory authority), provided that the Recipient provides prior written notice of such required disclosure to the Discloser and takes reasonable and lawful actions to avoid and/or minimize the extent of such disclosure.

5. Right to Disclose. Discloser represents that to the best of its knowledge it has the right to disclose to each Recipient all of Discloser’s Confidential Information that will be disclosed hereunder.

6. Ownership. All Confidential Information disclosed pursuant to this Agreement, including without limitation all written and tangible forms thereof, shall be and remain the property of the Discloser. Upon termination of this Agreement, if requested by Discloser, Recipient shall return or destroy at Discloser’s discretion all of Discloser’s Confidential Information, provided that Recipient shall be entitled to keep one copy of such Confidential Information in a secure location solely for the purpose of determining Recipient’s legal obligations hereunder.

7. No License. Nothing in this Agreement shall be construed as granting or conferring, expressly or impliedly, any rights by license or otherwise, under any patent, copyright, or other intellectual property rights owned or controlled by Discloser relating to Confidential Information, except as specifically set forth in the License Agreement.

8. Remedies. Each party acknowledges that any breach of this Agreement by it may cause irreparable harm to the other party and that each party is entitled to seek injunctive relief and any other remedy available at law or in equity.

9. General. These Confidentiality Terms and Conditions, along with the License Agreement, contain the entire understanding of the parties with respect to the subject matter

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COMMISSION.

hereof, and supersede any prior oral or written understandings between the parties relating to confidential treatment of information. Sections 1, 2, 4, 6, 8 and 9 of these Confidentiality Terms and Conditions shall survive any expiration or termination of the License Agreement.